UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 13, 2006
        -----------------------------------------------------------------

                                BRT REALTY TRUST
                                ----------------
               (Exact name of Registrant as specified in charter)


        Massachusetts               001-07172                      13-2755856
        ---------------------------------------------------------------------
        (State or other       (Commission file No.)             (IRS Employer
         jurisdiction of                                            I.D. No.)
         incorporation)

        60 Cutter Mill Road, Suite 303, Great Neck, New York          11021
        -------------------------------------------------------------------
        (Address of principal executive offices)                 (Zip code)

        Registrant's telephone number, including area code     516-466-3100
                                                               ------------
         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         ---    Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         ---    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         ---    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         ---    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==============================================================================

Item 1.01         Entry into a Material Definitive Agreement.

On January 13, 2006, the index system utilized for quoting the 30-day LIBOR rate for registrant's $150 million revolving credit facility with North Fork Bank, Valley National Bank, Merchants Bank Division, Signature Bank and Manufacturers and Traders Trust Company, was changed from the Telerate screen to the Bloomberg system.

Reference is made to our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2006, which reports the entry by the registrant into the $150 million revolving credit facility.

Item 9.01.     Financial Statements and Exhibits.

               (a) Financial Statements of Businesses Acquired. Not applicable.

               (b) Pro Forma Financial Information. Not applicable.

               (c) Exhibits.

                   10.1 Letter, dated January 13, 2006, by North Fork Bank to BRT Realty Trust.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BRT REALTY TRUST


Date:     January 16, 2006                By:  /s/ Simeon Brinberg
                                          -------------------------
                                          Simeon Brinberg
                                          Senior Vice President and Secretary

                                                      EXHIBIT 10.1


                                  North Fork Bank



January 13, 2006


Mr. David W. Kalish
Senior Vice President
BRT Realty Trust
60 Cutter Mill Road
Suite 303
Great Neck, New York 11021

RE: Change in LIBOR quote index

Dear Mr. Kalish:

In connection with the recently approved $150,000,000 revolving credit facility extended to BRT, North Fork Bank hereby elects to change the index system utilized for quoting the 30-day LIBOR rate from the Telerate Screen to the Bloomberg system in an effort to provide more efficient and timely quoting. Your cooperation in this matter is greatly appreciated.

Sincerely,


/s/ Zachary Bermudez
--------------------
Zachary Bermudez
Assistant Vice President

/s/ Walter Malek
--------------------
Walter Malek
Senior Vice President








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